November 13, 2007

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
OF
CUMETRIX DATA SYSTEMS CORP.

The undersigned hereby certifies that:

1.  He is the President and the Secretary, respectively, of Cumetrix Data Systems Corp., a California corporation.

2.  Article One of the Articles of Incorporation of this corporation is amended to read as follows:

"The name of this corporation is BANNEKER INC."

3.  The foregoing amendment of Articles of Incorporation has been duly approved by the board of directors.

4.  The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of the corporation is 17,387,500. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

DATE:   November 7, 2007

/s/ David Levy
David Levy
President

/s/ David Levy
David Levy
Secretary